Exhibit 10.2

FORM OF EXCHANGE AGREEMENT

THIS EXCHANGE AGREEMENT (this “Agreement”) is made and entered into as of [•], 2021, by and between Rani Therapeutics Holdings, Inc., a Delaware corporation (the “Company”) and the persons and entities (each, a “Contributor” and collectively, the “Contributors”) listed on Schedule I below. Each of the Contributors and the Company shall be known as a “Party” herein.

RECITALS

WHEREAS, each Contributor owns Class B Voting Units (“Class B Units”) of Rani Therapeutics, LLC (“Rani LLC”).

WHEREAS, each Contributor desires to assign, convey, transfer, deliver, and contribute all of his, her, or its, rights, obligations, titles, and other interests in his, her, or its Class B Units to the Company, and the Company desires to accept and assume such rights, obligations, titles, and other interests.

WHEREAS, in consideration of each Contributor’s assignment, conveyance, transfer, delivery, and contribution of his, her, or its Class B Units to the Company, the Company desires to issue and deliver to each such Contributor a number of shares of Class B Common Stock of the Company (the “Class B Common Stock”) equal to the number of Class B Units received by the Company from such Contributor.

WHEREAS, the Contributors’ contributions of Class B Units to the Company in exchange for Class B Common Stock, taken together with the Company’s issuance of shares of Class A Common Stock of the Company (the “Class A Common Stock”) in the Company’s initial public offering (the “IPO”) and certain exchanges of Class A Common Units of Rani LLC for shares of Class A Common Stock in connection with the IPO, is intended to constitute a transaction described in Section 351 of the Internal Revenue Code of 1986, as amended (the “Code”).

AGREEMENT

NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained, and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Contribution of Units. Effective as of the date hereof, each Contributor hereby assigns, conveys, transfers, delivers, and contributes to the Company, and the Company hereby accepts and assumes from Contributor, all of Contributor’s right, title, obligations, and other interest in and to the Class B Units owned by such Contributor.

2. Exchange by the Company. Effective as of the date hereof, in consideration of each Contributor’s assignment, conveyance, transfer, delivery and contribution to the Company of all of his, her, or its Class B Units, the Company hereby issues and delivers to each such Contributor, and each such Contributor hereby accepts and assumes from the Company, a number of shares of Class B Common Stock equal to the number of Class B Units received by the Company from such Contributor.

3. Company Agreement to be Bound. If and to the extent the Company is not already a member of Rani LLC, the Company hereby agrees to be bound by the terms and conditions of the limited liability company agreement of Rani LLC (the “LLC Agreement”) as in effect on the date hereof, and hereby assumes all obligations of each Contributor under such LLC Agreement in respect of the Class B Units.

4. Tax Reporting.

a. As of the date hereof, no Contributor has a binding obligation to dispose of any shares of Class B Common Stock received in exchange for Class B Units pursuant to this Agreement.

b. The Contributors’ exchange of Class B Units for Class B Common Stock, taken together with the Company’s issuance of Class A Common Stock in the IPO and certain exchanges of Class A Common

Units of Rani LLC for shares of Class A Common Stock in connection with the IPO, is intended to constitute a transaction described in Section 351 of the Code for U.S. federal income tax purposes. The Parties to this Agreement shall prepare all tax returns consistent with such intended tax treatment, unless otherwise required by applicable law.

c. Notwithstanding anything else in this Agreement, no Party to this Agreement is providing any representations or warranties as to the tax consequences of the transactions contemplated by this Agreement, and each Party is relying solely on its own tax advisors as to such tax consequences, including in the event of any Internal Revenue Service challenge to the intended tax treatment.

5. Tax Withholding. Notwithstanding any other provision in this Agreement, Company, Rani LLC and their agents and affiliates shall have the right to deduct and withhold taxes from any payments to be made pursuant to the transactions contemplated by this Agreement if, in their opinion, such withholding is required by law, and shall be provided with any necessary Tax forms, including Form W-9 (attached hereto as Exhibit A) or an appropriate Form W-8, and any similar information. To the extent that any of the aforementioned amounts are so withheld, such withheld amounts shall be treated for all purposes of this Agreement as having been delivered and paid to the recipient of the payments in respect of which such deduction and withholding was made. To the extent that any payment pursuant to this Agreement is not reduced by such deductions or withholdings, such recipient shall indemnify the applicable withholding agent for any amounts imposed by any taxing authority together with any costs and expenses related thereto.

6. Miscellaneous.

(a) Entire Agreement; Amendment and Waiver. This Agreement, together with any agreements referenced herein, constitutes the full and entire understanding and agreement among the Parties with regard to the subject matter hereof. No Party shall be liable or bound to any third party in any manner with regard to the subject matter hereof by any warranties, representations or covenants except as specifically set forth herein. No amendment, supplement, modification, or waiver of this Agreement shall be binding unless executed in writing by all the Parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such wavier constitute a continuing waiver unless expressly agreed to in writing by the affected party.

(b) Governing Law. This Agreement shall be governed in all respects by the laws of the State of Delaware, without regard to applicable principles of conflicts of law.

(c) Further Assurances. Each Party hereto agrees to execute and deliver all such other and additional instruments and documents and do all such other acts and things as may be necessary to more fully effectuate this Agreement.

(d) Severability. If any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, portions of such provision, or such provision in its entirety, to the extent necessary, shall be severed from this Agreement, and such court will replace such illegal, void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the same economic, business and other purposes of the illegal, void or unenforceable provision. The balance of this Agreement shall be enforceable in accordance with its terms.

(e) Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other Parties, it being understood that all Parties need not sign the same counterpart.

(f) Assignment. This Agreement shall be binding upon each of the Parties hereto and their successors and assigns.

(g) Further Assurances. Each party hereto agrees to execute and deliver, by the proper exercise of its corporate, limited liability company, partnership or other powers, all such other and additional instruments and documents and do all such other acts and things as may be necessary to more fully effectuate this Agreement.

(Signature Pages Follow)

IN WITNESS WHEREOF, the Parties have executed this Exchange Agreement as of the date first written above.

THE COMPANY:
RANI THERAPEUTICS HOLDINGS, INC.
a Delaware corporation

By:
Name:
Title:

[SIGNATURE PAGE TO EXCHANGE AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Exchange Agreement as of the date first written above.

CONTRIBUTOR:

Name:
(Print party name)

By:
(Signature)

Name:
(Print name of signatory, if signing for an entity)

Title:
(Print title of signatory, if signing for an entity)

Address:

Email:

[SIGNATURE PAGE TO EXCHANGE AGREEMENT]

SCHEDULE I

CONTRIBUTORS

EXHIBIT A

FORM W-9